UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2010

SCM MICROSYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oskar-Messter-Str. 13

85737 Ismaning

Germany

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, Including Area Code: +49 89 95 95 5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 5, 2010, SCM Microsystems, Inc. issued a press release announcing financial results for its 2009 fiscal fourth quarter and year ended December 31, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. 99.1	Press Release dated March 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2010	SCM MICROSYSTEMS, INC.

	By:	/s/ MELVIN DENTON-THOMPSON
Melvin Denton-Thompson
Vice President and Interim Chief Financial Officer

INDEX TO EXHIBITS

99.1	SCM Microsystems’ Press Release dated March 5, 2010 announcing financial results for the Company’s 2009 fiscal fourth quarter and year ended December 31, 2010.